                              [GRAPHIC OMITTED]


                                 FLAG INVESTORS
                    TOTAL RETURN U.S. TREASURY FUND SHARES
                             (Class A and Class B)
               (Classes of Total Return U.S. Treasury Fund, Inc.)

                   Prospectus & Application -- March 1, 1998

--------------------------------------------------------------------------------


Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:

1) A high level of total return with relative stability of principal.

2) High current income, consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.

Shares of the Flag Investors classes of the Fund are available through your securities dealer or the Fund's transfer agent. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. The separate classes provide you with alternatives as to sales load and Fund expenses. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


TABLE OF CONTENTS

Fee Table .........................    1
Financial Highlights ..............    2
Investment Program ................    5
Investment Restrictions ...........    6
How to Invest in the Fund .........    6
How to Redeem Shares ..............    9
Telephone Transactions ............   10
Dividends and Taxes ...............   10
Management of the Fund ............   11
Investment Advisor ................   11
Administrator .....................   12
Distributor .......................   12
Custodian, Transfer Agent and
   Accounting Services ............   13
Performance Information ...........   13
General Information ...............   14
Application .......................   A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FEE TABLE

--------------------------------------------------------------------------------

                                                                                  Class A Shares    Class B Shares
                                                                                   Initial Sales       Deferred
                                                                                      Charge         Sales Charge
                                                                                    Alternative      Alternative
Shareholder Transaction Expenses:                                                ----------------  ---------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) .         4.50%*          None
Maximum Sales Charge Imposed on Reinvested Dividends ..........................          None           None
Maximum Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds, whichever is lower) ............................         0.50%*          2.00%**

Annual Fund Operating Expenses (as a percentage of average daily net assets):

Management Fees ...............................................................         0.28%           0.28%
12b-1 Fees ....................................................................         0.25%           0.35%
Other Expenses (including a 0.25% shareholder servicing fee for Class B Shares)         0.30%           0.55%***
                                                                                 -----------       ----------
Total Fund Operating Expenses .................................................         0.83%           1.18%
                                                                                 ===========       ==========

-----------

   * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Invest in the Fund -- Class A Shares.")
 ** You will be required to pay a contingent deferred sales charge if you redeem Class B Shares within five years of purchase. The amount of the charge declines in relation to the time you hold your shares. Class B Shares will automatically convert to Class A Shares five years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
*** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.

Example:                                            1 year     3 years     5 years     10 years
--------                                           --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:

 Class A Shares ................................      $53        $70         $89       $  143
 Class B Shares ................................      $32        $47         $75       $  120*
You would pay the following expenses on the same
investment, assuming no redemption:*

 Class B Shares ................................      $12        $37         $65       $  120*
-----------

* Expenses assume that Class B Shares are converted to Class A Shares at the end of five years. Therefore, the expense figures assume five years of Class
  B expenses and five years of Class A expenses.


The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly or indirectly when you invest in the Fund. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average daily net assets. If you purchase shares of either class through a financial institution, you may be charged separate fees by the financial institution.

     The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Class A Shares.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct
Rules of the National Association of Securities Dealers, Inc. if you hold your shares for a long time. The above table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in these tables are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1997 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a Class A Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                   1997            1996
                                                              -------------   -------------
Per Share Operating Performance:
 Net asset value at beginning of period ...................    $    9.83       $   10.19
                                                               ---------       ---------
Income from Investment Operations:
 Net investment income ....................................         0.55            0.56
 Net realized and unrealized gain/(loss) on
   investments ............................................         0.30           (0.23)
                                                               ---------       ----------
 Total from Investment Operations .........................         0.85            0.33
Less Distributions:
 Distributions from net investment income and
   short-term gains .......................................        (0.55)          (0.65)
 Tax return of capital distribution .......................        (0.08)             --
 Distributions in excess of net investment income .........        (0.01)          (0.04)
 Distributions from net realized long-term gains ..........           --              --
                                                               ----------      ----------
 Total distributions ......................................        (0.64)          (0.69)
                                                               ----------      ----------
 Net asset value at end of period .........................    $   10.04       $    9.83
                                                               ==========      ==========
Total Return(2)............................................         9.00%           3.44%
Ratios to Average Daily Net Assets:
 Expenses .................................................         0.83%           0.81%
 Net investment income ....................................         5.62%           5.69%
Supplemental Data:
 Net assets at end of period (000):
   Flag Investors Class A Shares ..........................    $ 122,229      $  143,791
   ISI Class Shares .......................................    $ 171,074      $  193,486
   Flag Investors Class B Shares ..........................    $     838      $      123
 Portfolio turnover rate ..................................           92%            199%

-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 August 10,
                                                                                                                   1988(1)
                                       For the Year Ended October 31,                                              through
-------------------------------------------------------------------------------------------------------------    October 31,
     1995            1994            1993            1992            1991            1990            1989           1988
-------------   -------------   -------------   -------------   -------------   -------------   -------------   ------------
 $    9.22        $   11.35      $   10.47       $   10.41       $    9.76       $   10.55       $   10.24        $  10.00
 ---------        ---------      ---------       ---------       ---------       ---------       ---------        --------

      0.57             0.51           0.62            0.76            0.70            0.73            0.71            0.10

      1.04            (1.16)          1.12            0.05            0.79           (0.60)           0.44            0.21
 ----------       ---------      ---------       ---------       ---------       ----------      ---------        --------
      1.61            (0.65)          1.74            0.81            1.49            0.13            1.15            0.31


     (0.64)           (1.15)         (0.79)          (0.70)          (0.84)          (0.92)          (0.84)          (0.07)
        --            (0.05)            --              --              --              --              --              --
        --               --             --              --              --              --              --              --
        --            (0.28)         (0.07)          (0.05)             --              --              --              --
 ----------       ---------      ----------      ----------      ----------      ----------      ----------       --------
     (0.64)           (1.48)         (0.86)          (0.75)          (0.84)          (0.92)          (0.84)          (0.07)
 ----------       ---------      ----------      ----------      ----------      ----------      ----------       --------
 $   10.19        $    9.22      $   11.35       $   10.47       $   10.41       $    9.76       $   10.55        $  10.24
 ==========       =========      ==========      ==========      ==========      ==========      ==========       ========
     18.09%           (6.22)%        17.33%           8.96%          15.89%           1.43%          11.87%           3.10%

      0.80%            0.77%          0.77%           0.77%           0.87%           0.89%           0.97%           1.12%(3)
      5.94%            4.98%          5.21%           5.65%           6.88%           7.40%           7.51%           5.80%(3)


 $ 164,206        $ 175,149      $ 224,790      $  250,210      $  237,688      $  198,556      $  135,523       $  55,757
 $ 206,615        $ 200,309      $ 232,103      $  207,518      $  168,128      $  131,872      $   89,943       $  22,597
        --               --             --              --              --              --              --             --
       194%              68%           249%            191%            141%             79%            184%            72%

FINANCIAL HIGHLIGHTS (concluded)

--------------------------------------------------------------------------------

(For a Class B Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                    For the
                                                                  Year Ended             June 20, 1996(1)
                                                               October 31, 1997     through October 31, 1996
                                                              ------------------   -------------------------
Per Share Operating Performance:
 Net asset value at beginning of period ...................        $  9.85                  $ 10.00
                                                                   -------                  -------
Income from Investment Operations:
 Net investment income ....................................           0.56                     0.22
 Net realized and unrealized gain/(loss) on
   investments ............................................           0.23                    (0.15)
                                                                   -------                  -------
 Total from Investment Operations .........................           0.79                     0.07
Less Distributions:
 Distributions from net investment income and
   short-term gains .......................................          (0.56)                   (0.22)
 Tax return of capital distribution .......................          (0.04)                      --
 Distributions in excess of net investment income .........          (0.01)                      --
                                                                   --------                 -------
 Total distributions ......................................          (0.61)                   (0.22)
                                                                   --------                 -------
 Net asset value at end of period .........................        $ 10.03                  $  9.85
                                                                   ========                 =======
Total Return(2)............................................           8.49%                    6.37%
Ratios to Average Daily Net Assets:
 Expenses .................................................           1.18%                    1.40%(3)
 Net investment income ....................................           5.24%                    5.45%(3)
Supplemental Data:
 Net assets at end of period (000) ........................        $   838                  $   123
 Portfolio turnover rate ..................................             92%                     199%(3)

-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

      The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are direct obligations of the United States Government and are supported by the full faith and credit of the United States. There can be no assurance that the Fund's investment objective will be met.



Selection of Investments

      The Fund's investment advisor (the "Advisor" -- see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. The Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.


Risk Considerations

      U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from these securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that don't pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.


Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Purchase of When-Issued Securities

      From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. A segregated account of the Fund, consisting of cash or liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund will ordinarily invest no more than 40% of its net assets at any time in when-issued securities.

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days. This restriction may be changed by a majority vote of the Board of Directors.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


HOW TO INVEST IN THE FUND

--------------------------------------------------------------------------------

      You may purchase Class A Shares and Class B Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase shares of either class by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

      The Class A and Class B alternatives permit you to choose the method of purchasing shares that is best for you given the amount of your purchase, the length of time you expect to hold your shares, and other circumstances. You should consider whether, during the anticipated life of your investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, if you plan to purchase $250,000 or more of Fund shares you will pay lower aggregate charges and expenses by purchasing Class A Shares. (See "Fee Table.") Your securities dealer or Shareholder Servicing Agent and their investment representatives may receive different levels of compensation depending on which class of shares you buy.

      Your initial investment in either class must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Subsequent investments may be as low as $100 if made monthly, but must be $250 if done quarterly. (See "Purchases Through Automatic Investing Plan" below.)

      o There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans).

      You may purchase shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors. Because the classes of shares have different distribution/ service fees, the net asset value per share of the classes differs at times.


Offering Price

      Your share purchase is made at the Offering Price, which for Class A Shares includes a sales charge which is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.

Class A Shares

      The sales charge on Class A Shares, which decreases as the amount of the purchase increases, is shown in the following table:

                                        Sales Charge
                                      as Percentage of              Dealer
                                  -------------------------      Compensation
                                   Offering     Net Amount     as Percentage of
Amount of Purchase                   Price       Invested       Offering Price
-------------------------------------------------------------------------------
Less than    $ 50,000 .........        4.50%       4.71%           4.00%
$   50,000 - $ 99,999 .........        3.50%       3.63%           3.00%
$  100,000 - $249,999 .........        2.50%       2.56%           2.00%
$  250,000 - $499,999 .........        2.00%       2.04%           1.50%
$  500,000 - $999,999 .........        1.50%       1.52%           1.25%
$1,000,000 and over ...........        None*       None*           None*

--------------------------------------------------------------------------------
* If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be subject to a contingent deferred sales charge when you redeem your shares. (See below.) The Fund's distributor may make payments to your securities dealer or Shareholder Servicing Agent in an amount up to 0.50% of the Offering Price.

      You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Class A Shares of this Fund and Class A or Class D shares of any other Flag Investors fund. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.

      To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      You may also obtain the reduced sales charges shown above by executing a written Letter of Intent that states your intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if you do not purchase the full amount. Such escrowed shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A Shares, you may do so by completing the appropriate section of the Application Form attached to this Prospectus.

      You will not be charged a sales charge on purchases of $1 million or more of Class A Shares. You may, however, be required to pay a contingent deferred sales charge if you redeem the purchased shares within 24 months. The charge will be made at the rate of 0.50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more if your securities dealer has agreed to return to the Fund's distributor (the "Distributor") any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

      You may purchase Class A Shares at net asset value (without sales charge) under any of the following circumstances:

1)   If you are purchasing shares in any of the following types of accounts:
     (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase shares in this manner;
     (ii)  A qualified retirement plan;
     (iii) A Flag Investors fund payroll savings plan program.
2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.
3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).
4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Distributor, the Advisor, the Fund's administrator, and any broker-dealer authorized to sell Class A Shares.

      You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.

Class B Shares

      You will not be charged a sales charge at the time of purchase of Class B Shares. However, you will be charged a contingent deferred sales charge on certain Class B Shares redeemed within five years of your purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. No charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.

      In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that first, you have redeemed first, any Class B Shares in your account that represent reinvested dividends and distributions and second, the Class B Shares you held the longest during the five-year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years since you purchased the shares (the "holding period"). For purposes of determining this holding period, all purchases during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.



                         Contingent Deferred Sales Charge
Year Since Purchase       (as a percentage of the dollar
Payment was Made            amount subject to charge)
-----------------------------------------------------------
First ...............                 2.0%
Second ..............                 2.0%
Third ...............                 1.0%
Fourth ..............                 1.0%
Fifth ...............                 1.0%
Thereafter ..........                None*

--------------------------------------------------------------------------------

*As described more fully below, Class B Shares automatically convert to Class
 A Shares five years after the beginning of the calendar month of your purchase.

      Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived: (i) following your death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended); or (ii) to the extent that the redemption represents a minimum required distribution from your individual retirement account or other retirement plan. The waiver with respect to (i) above is only applicable in cases where your account is registered (a) in your individual name, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. You, or your representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and you are eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent.

      Automatic Conversion to Class A Shares. Five years after the beginning of the calendar month of your purchase, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge. The conversion is not a taxable event to you.

      For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in your account will be considered to be held in a separate sub-account. Each time any Class B Shares in your account convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

      You may also purchase Class B Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.

Purchases by Exchange

      You may exchange Class A shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. In addition, you may exchange Class A shares of any Flag Investors fund with a lower sales charge (with the exception of Flag Investors Cash Reserve Prime Class A Shares) for an equal dollar amount of Class A Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Class A Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption.

       When you acquire Fund shares through an exchange from another fund in the Flag Investors family of funds, the period for which the original shares were held prior to the exchange will be combined with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable when those shares are redeemed.

      The net asset value of shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      You may exercise this exchange privilege by telephone. (See "Telephone Transactions" below.)

      The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice.


Purchases Through Automatic Investing Plan

      You may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in the class of shares selected, at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.


Purchases Through Dividend Reinvestment

       Unless you elect otherwise, all income dividends and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Transfer Agent at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

      You may also have your distributions invested in shares of other funds in the Flag Investors family of funds. Call your securities dealer or the Transfer Agent for additional information.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $50,000 of either class by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of your order (or, if stock certificates have been issued for the shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed shares by check which will be mailed within seven days after your redemption order is received in proper form.

      The Transfer Agent, your securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your shares:

1) A letter of instructions, specifying your account number and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which the account is maintained;

2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of the redemption of shares will be paid on the next dividend payable date. If all of the shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

      The Fund has the power under its Articles of Incorporation to redeem your account upon 60 days' notice if its value falls below $500 due to your redemptions.


Systematic Withdrawal Plan

      If you hold Class A Shares or Class B Shares having a value of $10,000 or more you may arrange to have a portion of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, your account may eventually be exhausted. Because Class A Share purchases include a sales charge that you will not recover at the time of redemption, you should not have a withdrawal plan in effect at the same time you are making recurring purchases. In addition, you may be subject to a contingent deferred sales charge upon redemption of Class B Shares. (See "How to Invest in the Fund -- Class B Shares.") If you wish to participate in the Fund's Systematic Withdrawal Plan, complete the appropriate section of the Application Form attached to this Prospectus.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      You may redeem shares of either class in amounts up to $50,000 or exchange shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

       During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to federal income or capital gains taxes on the amounts so distributed to you. Reinvested distributions will be taxed as if they had been distributed on the reinvestment date.

      You will be taxed on distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the shares. You will be taxed on all other income distributions as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. You will be advised annually as to the federal income tax status of distributions made during the year.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Fund shares is a taxable event for you.

      You are urged to consult with your tax advisor concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. You are urged to consult with your tax advisor regarding whether, and under what conditions such exemption is available.


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to its distributors, to the Advisor and to the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Distributor, the Advisor or the Fund's administrator.


INVESTMENT ADVISOR

--------------------------------------------------------------------------------

      International Strategy & Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1997, the Advisor had approximately $510 million under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with approximately $180 million in aggregate net assets as of December 31, 1997.

       As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received an annual fee equal to 0.28% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (1.50%) of the Fund's gross income.


Portfolio Managers

      Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last eighteen years.

      Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income

Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1997, ICC received a fee equal to 0.12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (0.50%) of the Fund's gross income.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of the Class A Shares and the Class B Shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Fund's administrator.

      The Fund has adopted two separate Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including certain banks and BT Alex. Brown Incorporated, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the Class A Shares' average daily net assets. As compensation for providing distribution and shareholder servicing for the Class B Shares for the period from August 31, 1997 through October 31, 1997, the Distributor received a fee equal to 0.35% (annualized) of the Class B Shares' average daily net assets and a shareholder servicing fee equal to 0.25% (annualized) of the Class B Shares' average daily net assets. The distribution fee is used to compensate the Distributor for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate the Distributor, securities dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investment.

       Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or the Fund's administrator, and their respective affiliates, may make payments from their own resources to securities dealers or Shareholder Servicing Agents. Payments by the Distributor will include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1997, ICC received a fee equal to 0.03% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Funds' assets. (See the Statement of Additional Information.)


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

      The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

      Advertisements of reports citing performance data will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specific period covered by the total return figure, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90-day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. The Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by your bank with respect to the account through which your shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION

--------------------------------------------------------------------------------

Capital Shares

      The Fund is an open-end, diversified management investment company organized under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

      The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Total Return U.S. Treasury Fund Class A Shares" and "Flag Investors Total Return U.S. Treasury Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "ISI Total Return U.S. Treasury Fund Shares." Shares of that class are sold through broker-dealers. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution/ service fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.


Annual Meetings

      Unless required by Maryland law the Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. However, shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.


Shareholder Inquiries

      If you have questions concerning your shares, you should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or Shareholder Servicing Agent.

             FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES

                             (Class A and Class B)
              (Classes of Total Return U.S. Treasury Fund, Inc.)


                              Investment Advisor
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                               717 Fifth Avenue
                           New York, New York 10022



               Administrator                            Distributor
      INVESTMENT COMPANY CAPITAL CORP.             ICC DISTRIBUTORS, INC.
             One South Street                          P.O. Box 7558
          Baltimore, Maryland 21202                Portland, Maine 04101





              Transfer Agent                       Independent Auditors
      INVESTMENT COMPANY CAPITAL CORP.             DELOITTE & TOUCHE LLP
            One South Street                          117 Campus Drive
         Baltimore, Maryland 21202             Princeton, New Jersey 08540
             1-800-553-8080




               Custodian                                Fund Counsel
         BANKERS TRUST COMPANY                   MORGAN, LEWIS & BOCKIUS LLP
          130 Liberty Street                        2000 One Logan Square
       New York, New York 10006                Philadelphia, Pennsylvania 19103

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

             FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Total Return U.S. Treasury Fund Shares" and mail with this Application to:
  Flag Investors Funds
  P.O. Box 419663
  Kansas City, MO 64141-6663
  Attn: Flat Investors Total Return U.S. Treasury Fund Shares

For assistance in completing this Application please Call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 for an IRA information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

[ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $________

[ ] Class B Shares (2.0% maximum contingent deferred sales charge) in the amount of $_________

                   Your Account Registration (Please Print)

Existing Account No., if any: _________________

Individual or Joint Tenant

--------------------------------------
First Name     Initial      Last Name

--------------------------------------
Social Security Number

--------------------------------------
Joint Tenant    Initial     Last Name


Corporations, Trusts, Partnerships, etc.

------------------------------------------
Name of Corporation, Trust or Partnership

------------------------------------------
Tax ID Number         Date of Trust

--------------------------------------------------------
Name of Trustees (If to be included in the Registration)

--------------------------------------
For the Benefit of

Gifts to Minors

------------------------------------------
Custodian's Name (only one allowed by law)

--------------------------------------
Minor's Name (only one)

--------------------------------------
Social Security Number of Minor


under the _____________________ Uniform Gifts to Minors Act
            State of Residence

Mailing Address

--------------------------------------
Street

--------------------------------------
City           State             Zip

(    )
--------------------------------------
Daytime Phone

              Letter of Intent -- Class A Shares only (Optional)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Total Return U.S. Treasury Fund Class A Shares, as shown below, in an aggregate amount at least equal to:

 [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000

           Right of Accumulation -- Class A Shares only (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for this purchase.

     Fund Name       Account No.       Owner's Name         Relationship
     ---------       -----------       ------------         ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

    Income Dividends                       Capital Gains

    [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
    [ ] Paid in Cash                       [ ] Paid in Cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                      Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class

Subsequent Investments (check one): [ ] Monthly ($100 minimum per class) [ ]Quarterly ($250 minimum per class)

                                            Please attach a voided check.


----------------------------------    -----------------------------------------
Bank Name                             Depositor's Signature            Date

----------------------------------    -----------------------------------------
Existing Flag Investors Fund          Depositor's Signature            Date
Account No., if any                   (if joint acct., both must sign)

                     Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of__________________, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $____________ from Class A Shares and/or $____________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

Frequency (check one): [ ] Monthly [ ] Quarterly (January, April, July, and October)

                            Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

       No, I/we do not want:   [ ] Telephone redemption privileges
                       [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

 Bank:_____________________________    Bank Account No.: ______________________


Address: ___________________________   Bank Account Name: _____________________

         ___________________________

-----------------------------
                     Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

[ ] U.S. Citizen/Taxpayer:

 [ ] I certify that (1) the number shown above on this form is the correct
     Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

[ ] Non-U.S. Citizen/Taxpayer:

    Indicated country of residence for tax purposes: __________________________

    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

__________________________    _________________________________________________
Signature             Date    Signature (if joint acct., both must sign)   Date
--------------------------------------------------------------------------------
For Dealer Use Only

Dealer's Name:___________________  Dealer Code: ______________________________

Dealer's Address: _______________  Branch Code: ______________________________
                  _______________

Representative: _________________  Rep. No.     ______________________________

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
(A Class of Total Return
U.S. Treasury Fund, Inc.)
717 Fifth Avenue
New York, New York 10022
For information call (800) 955-7175


     Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:


      1) A high level of total return with relative stability of principal.

      2) High current income, consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

     The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.


     Shares of the ISI class of the Fund ("Shares") are available through International Strategy & Investment Group Inc. (the "Distributor"), as well as your securities dealer or shareholder servicing agent. (See "How to Invest in the Fund.")

     This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address or telephone number.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
           AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING
                          POSSIBLE LOSS OF PRINCIPAL.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.






                 The date of this Prospectus is March 1, 1998.

1.  Fee Table


Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)    4.45%
Maximum Sales Charge Imposed on Reinvested Dividends .........................   None
Maximum Deferred Sales Charge ................................................   None

Annual Fund Operating Expenses: (as a percentage of average daily net assets)

Management Fees ..............................................................   0.28%
12b-1 Fees ...................................................................   0.25%
Other Expenses ...............................................................   0.30%
                                                                                 ----
Total Fund Operating Expenses ................................................   0.83%
                                                                                 ====


Example:


                                                  1 year     3 years     5 years     10 years
                                                 --------   ---------   ---------   ---------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:                                        $53        $70         $89      $142



The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


The purpose of the above table is to describe the various costs and expenses that you will bear directly or indirectly when you invest in Shares. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average daily net assets. If you purchase Shares through a financial institution, you may be charged separate fees by the financial institution. The rules of the SEC require that the maximum sales charge (in the Shares' case, 4.45% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your Shares for a long time. The above table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

2. Financial Highlights

The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1997 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which is available at no cost by calling the Fund at (800) 955-7175.

               (For a Share outstanding throughout each period)



                                                   For the Year Ended October 31,
                                ---------------------------------------------------------------------
                                    1997          1996          1995           1994          1993
                                ------------  ------------  ------------  -------------  ------------
Per Share Operating Per-
 formance:
Net asset value at beginning
 of period ...................   $  9.83       $  10.19       $  9.22        $  11.35       $ 10.47
                                 --------      --------      --------        --------      --------
Income from Investment
 Operations:
 Net investment income .......      0.55           0.56          0.57            0.51          0.62
 Net realized and unreal-
  ized gain/(loss) on
  investments ................      0.30          (0.23)         1.04           (1.16)         1.12
                                 --------      --------      --------        --------      --------
 Total from Investment
  Operations .................      0.85           0.33          1.61           (0.65)         1.74
                                 --------      --------      --------        --------      --------
Less Distributions:
 Distributions from net
  investment income and
  short-term gains ...........     (0.55)         (0.65)        (0.64)          (1.15)        (0.79)
 Tax return of capital
  distribution ...............     (0.08)            --            --           (0.05)           --
 Distributions in excess of
  net investment income.......     (0.01)         (0.04)           --              --            --
 Distributions from net
  realized long-term
  gains ......................        --             --            --           (0.28)        (0.07)
                                 --------      --------      --------        --------      --------
 Total Distributions .........     (0.64)         (0.69)        (0.64)          (1.48)        (0.86)
                                 --------      --------      --------        --------      --------
 Net asset value at end of
  period .....................   $ 10.04       $   9.83      $  10.19         $  9.22      $  11.35
                                 ========      ========      ========        ========      ========
Total Return(2)...............      9.00%          3.44%        18.09%          (6.22)%       17.33%
Ratios to Average Daily
 Net Assets:
 Expenses ....................      0.83%          0.81%         0.80%           0.77%         0.77%
 Net investment income .......      5.62%          5.69%         5.94%           4.98%         5.21%
Supplemental Data:
 Net assets at end of
  period (000):
  ISI Class Shares ...........  $171,074       $193,486      $206,615        $200,309      $232,103
  Flag Investors Class A
   Shares ....................  $122,229       $143,791      $164,206        $175,149      $224,790
 Portfolio turnover rate .....        92%           199%          194%             68%          249%

------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


                                            For the Year Ended October 31,               August 10, 1988(1)
                                ------------------------------------------------------       through
                                    1992          1991          1990          1989       October 31, 1988
                                ------------  ------------  ------------  ------------  -----------------
Per Share Operating Per-
 formance:
Net asset value at beginning
 of period ...................   $ 10.41       $  9.76       $ 10.55       $ 10.24           $10.00
                                 --------      --------      --------      --------          -------
Income from Investment
 Operations:
 Net investment income .......      0.76          0.70          0.73          0.71             0.10
 Net realized and unreal-
  ized gain/(loss) on
  investments ................      0.05          0.79        ( 0.60)         0.44             0.21
                                 --------      --------      --------      --------         -------
 Total from Investment
  Operations .................      0.81          1.49          0.13          1.15             0.31
                                 --------      --------      --------      --------         -------
Less Distributions:
 Distributions from net
  investment income and
  short-term gains ...........     (0.70)        (0.84)        (0.92)        (0.84)           (0.07)
 Tax return of capital
  distribution ...............        --            --            --            --               --
 Distributions in excess of
  net investment
  income......................        --            --            --            --               --
 Distributions from net
  realized long-term
  gains ......................     (0.05)           --            --            --               --
                                 --------      --------      --------      --------         -------
 Total Distributions .........     (0.75)        (0.84)        (0.92)        (0.84)           (0.07)
                                 --------      --------      --------      --------         -------
 Net asset value at end of
  period .....................   $ 10.47       $ 10.41      $   9.76       $ 10.55          $ 10.24
                                 ========      ========      ========      ========         =======
Total Return(2) ..............      8.96%        15.89%         1.43%        11.87%            3.10%
Ratios to Average Daily
 Net Assets:
 Expenses ....................      0.77%         0.87%         0.89%         0.97%            1.12%(3)
 Net investment income .......      5.65%         6.88%         7.40%         7.51%            5.80%(3)
Supplemental Data:
 Net assets at end of
  period (000):
  ISI Class Shares ...........  $207,518      $168,128      $131,872      $ 89,943          $22,597
  Flag Investors Class A
   Shares ....................  $250,210      $237,688      $198,556      $135,523          $55,757
 Portfolio turnover rate .....       191%          141%           79%          184%              72%



------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.



3. Investment Program


Investment Objective, Policies and
Risk Considerations


The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are direct obligations of the United States Government and are supported by the full faith and credit of the United States. There can be no assurance that the Fund's investment objective will be met.


Selection of Investments

The Fund's investment advisor (the "Advisor" -- see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. The Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.


Risk Considerations

U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from these securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that don't pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.


Investments in Repurchase Agreements

The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by, or bankruptcy proceedings with respect to, the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


Purchase of When-Issued Securities

From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. A segregated account of the Fund, consisting of cash or liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund will ordinarily invest no more than 40% of its net assets at any time in when-issued securities.


4. Investment Restrictions

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days. This restriction may be changed by a majority vote of the Board of Directors.


The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


5. How to Invest in the Fund

You may purchase Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Shares by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc., whereas references to the "Shares" shall mean shares of the Fund's ISI Total Return U.S. Treasury Fund Shares which is a class of shares of the Fund.


Your initial investment must be at least $5,000, except that the minimum initial investment for qualified retirement plans and IRA's is $1,000 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least

$250, except that the minimum subsequent investment for participants in the Fund's Automatic Investing Plan is $100 for monthly investments and $250 for quarterly investments. (See "Purchases Through Automatic Investing Plan" below.) You may purchase Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.


Offering Price


Your Share purchase is made at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases as shown below:




                                   Sales         Sales
                                 Charge as     Charge as       Dealer
                                Percentage    Percentage    Compensation
                                    of          of Net      as Percentage
                                 Offering       Amount       of Offering
      Amount of Purchase           Price       Invested        Price*
-----------------------------  ------------  ------------  --------------
Less than    $   50,000            4.45%         4.66%          4.00%
$   50,000 - $   99,999            3.50%         3.63%          3.00%
$  100,000 - $  249,999            2.50%         2.56%          2.00%
$  250,000 - $  499,999            2.00%         2.04%          1.50%
$  500,000 - $  999,999            1.50%         1.52%          1.25%
$1,000,000 - $1,999,999            0.75%         0.76%          0.75%
$2,000,000 - $2,999,999            0.50%         0.50%          0.50%
$3,000,000 and over..........      None          None           None

------------------------

* The Distributor may make payments of up to 100% of the sales charge to your securities dealer. Dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.


You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Shares of this Fund and any other fund in the ISI family of funds. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.


To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.



You may also obtain the reduced sales charges shown above by executing a written Letter of Intent that states your intention to invest at least $50,000 within a 13-month period in Shares. Each purchase of Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Shares actually purchased if you do not purchase the full amount. Such escrowed Shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Shares, you may do so by completing the appropriate section of the Application Form attached to this Prospectus.


You may purchase Shares at net asset value (without sales charge) under the following circumstances:


1) If you are purchasing Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase Shares in this manner.

2) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months provided that the amount you are reinvesting is at least $5,000.

3) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

4) If you are a current or retired Director of the Fund, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, and any broker-dealer authorized to sell Shares.


Purchases by Exchange


You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure, or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000.


The net asset value of shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

Until February 28, 1999, you may exchange shares of any other mutual fund on which you have paid a sales charge or shares of any closed-end fund, for an equal dollar amount of Shares by submitting to the Distributor or your securities dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of the payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

You may exercise the exchange privilege with respect to other ISI funds by telephone. (See "Telephone Transactions" below.) The Fund may modify or terminate these offers of exchange at any time upon 60 days' written notice.

Purchases Through Automatic Investing Plan

You may elect to have a specified amount invested monthly or quarterly in Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment


Unless you elect otherwise, all income dividends and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Fund's transfer agent (the "Transfer Agent") at the address listed on the inside back cover of this Prospectus either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

You may also have your distributions invested in shares of other funds in the ISI family of funds. Call your securities dealer or the Transfer Agent for additional information.



6. How to Redeem Shares

You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $50,000 worth of Shares by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of your order (or, if stock certificates have been issued for the Shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed Shares by check which will be mailed within seven days after your redemption order is received in proper form.

The Transfer Agent, your securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your Shares:

1) A letter of instructions, specifying your account number and the number of Shares or dollar amount to be redeemed, signed by all owners of the Shares in the exact names in which the account is maintained;

2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

Dividends payable up to the date of redemption of Shares will be paid on the next dividend payable date. If all of the Shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

The Fund has the power under its Articles of Incorporation to redeem your account upon 60 days' notice if its value falls below $500 due to your redemptions.


Systematic Withdrawal Plan

If you hold Shares having a value of $10,000 or more you may arrange to have a portion of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from Share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, your account may eventually be exhausted. Because Share purchases include a sales charge that you will not recover at the time of redemption, you should not have a withdrawal plan in effect at the same time you are making recurring purchases. If you wish to participate in the Systematic Withdrawal Plan, complete the appropriate section of the Application Form attached to this Prospectus.


7. Telephone Transactions
You may redeem Shares in amounts up to $50,000 or exchange Shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Shares held in certificate form may not be exchanged or redemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")



8. Dividends and Taxes

Dividends and Distributions

The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of dividends that are declared daily and paid monthly. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions

The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to federal income or capital gains taxes on the amounts so distributed. Reinvested dividends will be taxed as if they had been distributed on the reinvestment date.

You will be taxed on distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the Shares. You will be taxed on all other income distributions as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. You will be advised annually as to the federal income tax status of distributions made during the year.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Shares is a taxable event for you.


You are urged to consult with your tax advisor concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. You are urged to consult with your tax advisor regarding whether, and under what conditions such exemption is available.

9. Management of the Fund

The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to its distributors, to the Advisor and to the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Distributor, the Advisor or the Fund's administrator.


The Fund's Directors and officers are as follows:



 Edward S. Hyman                        Chairman
 Richard T. Hale                        Vice Chairman
 Truman T. Semans                       Director

 James J. Cunnane                       Director
 John F. Kroeger                        Director
 Louis E. Levy                          Director
 Eugene J. McDonald                     Director

 Rebecca W. Rimel                       Director
 Carl W. Vogt, Esq.                     Director
 R. Alan Medaugh                        President
 Nancy Lazar                            Vice President
 Carrie L. Butler                       Vice President
 Margaret M. Beeler                     Assistant Vice President
 Keith C. Reilly                        Assistant Vice President

 Joseph A. Finelli                      Treasurer

 Amy M. Olmert                          Secretary
 Scott J. Liotta                        Assistant Secretary

10. Investment Advisor

International Strategy & Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1997, the Advisor had approximately $510 million under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with approximately $180 million in aggregate net assets as of December 31, 1997.

As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received an annual fee equal to 0.28% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (1.50%) of the Fund's gross income.


Portfolio Managers


Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last eighteen years.


Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

11.  Administrator

Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, provides administration services to the Fund.

ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1997, ICC received a fee equal to 0.12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (0.50%) of the Fund's gross income.


ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


12. Distributor

International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") has served as distributor of the Shares since April 1, 1997 pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. ISI Group is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor. ISI Group employs Mr. Edward S. Hyman and Ms. Nancy Lazar. Due to their stock ownership, Mr. Hyman and Ms. Lazar may be deemed to be controlling persons of ISI Group. As compensation for its services for the period from April 1, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the average daily net assets. The Distributor may allocate on a proportional basis up to all of its fee to selected securities dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to your inquiries.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services for the Shares is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or its associated persons will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).


13. Custodian, Transfer Agent and Accounting Services

Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1997, ICC received a fee equal to 0.03% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


14. Performance Information

From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis.

Advertisements or reports citing performance data will show the average annual total return, net of the Fund's sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90-day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. The Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by your bank with respect to the account through which your Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

15. General Information

Capital Shares

The Fund is an open-end, diversified management investment company organized under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "ISI Total Return U.S. Treasury Fund Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby, "Flag Investors Total Return U.S. Treasury Fund Class A Shares" and "Flag Investors Total Return U.S. Treasury Fund Class B Shares." Shares of those classes are sold through broker-dealers. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.


Annual Meetings

Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Reports


You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.


Shareholder Inquiries

If you have questions concerning your Shares, you should contact the Transfer Agent at (800) 882-8585, the Fund at (800) 955-7175, or your securities dealer or Shareholder Servicing Agent.

                  ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "ISI Total Return U.S. Treasury Fund Shares" and mail with this Application to:


        ISI Mutual Funds

        P.O. Box 419426
        Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at
(800) 882-8585.

To open an IRA account, call ISI at (800) 955-7175 to request an application.


Your Account Registration (Please Print)
                                          -------------------------------------
                                          Existing Account No., if any

 Individual or Joint Tenant

--------------------------------------
First Name     Initial    Last Name

--------------------------------------
Social Security Number

--------------------------------------
Joint Tenant     Initial    Last Name

--------------------------------------
Social Security Number

 Corporations, Trusts, Partnerships, etc.

--------------------------------------
Name of Corporation, Trust or Partnership

--------------------------------------
Tax ID Number

--------------------------------------
Name of Trustees (If to be included in the Registration)

 Gifts to Minors

--------------------------------------
Custodian's Name (only one allowed by law)

--------------------------------------
Minor's Name (only one)

--------------------------------------
Social Security Number of Minor

under the ------------ Uniform Gifts to Minors Act
      State of Residence


 Mailing Address

--------------------------------------
Street

--------------------------------------
City                     State   Zip

(    )
--------------------------------------
Daytime Phone

Statement of Intention (Optional)


[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI Total Return U.S. Treasury Fund Shares in an aggregate amount at least equal to:


____$50,000  ____$100,000  ____$250,000  ____$500,000  ____$1,000,000
____$2,000,000  ____$3,000,000


Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

      Fund Name        Account No.        Owner's Name        Relationship
      ---------        -----------        ------------        ------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Distribution Options

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

      Income Dividends                              Capital Gains

      [ ] Reinvested in additional shares           [ ] Reinvested in
                                                        additional shares
      [ ] Paid in Cash                              [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_____________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):  [ ] Monthly ($100 minimum)
                                     [ ] Quarterly ($250 minimum)

                                Please attach a voided check.


-------------------------------------     -------------------------------------
Bank Name                                 Depositor's Signature       Date

-------------------------------------     -------------------------------------
Existing ISI Total Return U.S. Treasury   Depositor's Signature       Date
Fund Account No., if any                  (if joint acct., both must sign)

Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ______________________ , 19__, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)
Frequency (check one):  [ ] Monthly   [ ] Quarterly (January, April, July
                                                     and October)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

No, I/We do not want:   [ ] Telephone redemption privileges
                        [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: ________________________     Bank Account No.: ______________________

  Address: _________________________  Bank Account Name: _____________________

           _________________________

Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9.
        You may request such form by calling the Transfer Agent at 800-882-8585.)
[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: _____________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal
   Revenue Service.


I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

     The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



-------------------------------------     -------------------------------------
Signature               Date             Signature (if a joint          Date
                                         account, both must sign)
--------------------------------------------------------------------------------
For Dealer Use Only
Dealer's Name:  ____________________________ Dealer Code:______________________

Dealer's Address: __________________________ Branch Code:______________________

                  __________________________

Representative:  ___________________________ Rep. No.__________________________

                    ISI TOTAL RETURN U.S TREASURY FUND SHARES

               (A Class of Total Return U.S. Treasury Fund, Inc.)







                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022
                                 1-800-955-7175



        Administrator                                    Distributor
 INVESTMENT COMPANY CAPITAL CORP.                INTERNATIONAL STRATEGY &
      One South Street                             INVESTMENT GROUP INC.
  Baltimore, Maryland 21202                        717 Fifth Avenue
                                                 New York, New York 10022




        Transfer Agent                             Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                 DELOITTE & TOUCHE LLP
       One South Street                             117 Campus Drive
   Baltimore, Maryland 21202                    Princeton, New Jersey 08540
      1-800-882-8585




        Custodian                                      Fund Counsel
 BANKERS TRUST COMPANY                         MORGAN, LEWIS & BOCKIUS LLP
  130 Liberty Street                             2000 One Logan Square
New York, New York 10006                    Philadelphia, Pennsylvania 19103

                                      ISI
                                  TOTAL RETURN
                                 U.S. TREASURY
                                  FUND SHARES

                            (A Class of Total Return
                           U.S. Treasury Fund, Inc.)




                               TABLE OF CONTENTS

                                          Page
                                          ----


 1. Fee Table .........................    2
 2. Financial Highlights ..............    2
 3. Investment Program ................    3
 4. Investment Restrictions ...........    4
 5. How to Invest in the Fund .........    4
 6. How to Redeem Shares ..............    6
 7. Telephone Transactions ............    7
 8. Dividends and Taxes ...............    8
 9. Management of the Fund ............    8
10. Investment Advisor ................    9
11. Administrator .....................    9
12. Distributor .......................    9
13. Custodian, Transfer Agent and
     Accounting Services ..............   10
14. Performance Information ...........   10
15. General Information ...............   11




[GRAPHIC OMITTED]


                                      ISI
                                  TOTAL RETURN
                                 U.S. TREASURY
                                  FUND SHARES

                           (A Class of Total Return
                           U.S. Treasury Fund, Inc.)



       An open-end mutual fund seeking a high level of total return, with relative stability of principal and, secondarily, high current income, consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.






                                 March 1, 1998


PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          ----------------------------



        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPLICABLE CLASS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY CALLING THE FUND AT (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES CLASSES) OR (800) 955-7175 (FOR THE ISI SHARES CLASS).












            Statement of Additional Information Dated: March 1, 1998
                         Relating to the Prospectuses of
         ISI Total Return U.S. Treasury Fund Shares Dated: March 1, 1998
                                       and
    Flag Investors Total Return U.S. Treasury Fund Class A and Class B Shares
                              Dated: March 1, 1998

                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----

1.       General Information and History.............................    1

2.       Investment Objectives and Policies..........................    2

3.       Valuation of Shares and Redemption..........................    4

4.       Federal Tax Treatment of Dividends and
           Distributions.............................................    5

5.       Management of the Fund......................................    7

6.       Investment Advisory and Other Services......................   13

7.       Administration..............................................   14

8.       Distribution of Fund Shares.................................   15

9.       Portfolio Transactions......................................   19

10.      Capital Shares..............................................   20

11.      Semi-Annual Reports.........................................   21

12.      Custodian, Transfer Agent and
           Accounting Services.......................................   21

13.      Independent Auditors........................................   21

14.      Control Persons and Principal Holders of
           Securities................................................   22

15.      Performance and Yield Computations..........................   22

16.      Financial Statements .......................................   24

1.   GENERAL INFORMATION AND HISTORY

         Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares, (the "Flag Investors Class A Shares"), Flag Investors Total Return U.S. Treasury Fund Class B Shares (the "Flag Investors Class B Shares") (collectively, the "Flag Investors Shares") and ISI Total Return U.S. Treasury Fund Shares (the "ISI Shares"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Shares and one for the ISI Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge by calling the Fund's distributors (the "Distributors") at (800) 767-FLAG (for a prospectus for the Flag Investors Shares) or (800) 955-7175 (for a prospectus for the ISI Shares), or from Participating Dealers that offer shares of the respective classes of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information respecting the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on August 10, 1988. The Fund has offered the Flag Investors Class B Shares since June 20, 1996.

         For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Total Return U.S. Treasury Fund Class D Shares (which were known at the time as Flag Investors Total Return U.S. Treasury Fund Class B Shares). Such shares are no longer being offered.

         Under a license agreement dated August 10, 1988 between the Fund and Alex. Brown Incorporated (now BT Alex. Brown Incorporated), BT Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

2.   INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

         The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

         Except as specifically identified under "Investment Restrictions" in the Prospectus and in this Statement of Additional Information, the investment policies described in these documents are not fundamental, and the Directors may change such policies without shareholder approval. The Fund's investment objective is fundamental, however, and may not be changed without shareholder approval.

Repurchase Agreements

         The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The Fund's procedures regarding repurchase agreements are discussed in greater detail in the Fund's Prospectuses. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Fund's investment advisor (the "Advisor") and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

               1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

               2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

               3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government is not considered an issuer for this purpose);

               4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

               5. Invest in real estate or mortgages on real estate;

               6. Purchase or sell commodities or commodities contracts or futures contracts;

               7. Act as an underwriter of securities within the meaning of the Federal securities laws;

               8. Issue senior securities;

               9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

               10. Effect short sales of securities;

               11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

               13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

               14. Invest in shares of any other investment company registered under the Investment Company Act;

               15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

               16. Invest in companies for the purpose of exercising management or control;

               17. Invest in puts or calls or any combination thereof;

               18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

               The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

               1. Invest more than 10% of the value of its net assets in illiquid securities.


3.   VALUATION OF SHARES AND REDEMPTION

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "How to Invest" in each Prospectus and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.   FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

         The Fund has been and expects to continue to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC the Fund must, generally, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, or from other income derived with respect to its business of investing in stock or securities.

         Finally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investment in certain securities where the application thereto of the Asset Diversification Test is uncertain.

Fund Distributions

         The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

         The Fund may either retain or distribute to shareholders the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are treated by shareholders as gain or loss from the sale of a capital asset held for more than one year, regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses and net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such net capital losses or net long-term capital losses as if they arose on the first day of the following taxable year. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

         Investors should be careful to consider the tax implications of buying Shares just prior to the ex-dividend date of an ordinary income dividend or capital gains distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the dividend or capital gains distribution was earned by the Fund before the shareholder purchased the Shares.

         Generally, gain or loss on the sale of Shares will be capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain or loss if the Shares have been held for more than twelve but not more than eighteen months, and otherwise will be short-term capital gain or loss. However, any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding.

Excise Tax; Miscellaneous Considerations

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, a regulated investment company must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but only to the extent the capital gain net income for the one-year period ending on October 31 exceeds the net capital gains for such period). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, the Fund may, in certain circumstances, be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of federal, state and local tax rules affecting an investment in the Fund.

5.   MANAGEMENT OF THE FUND

Directors and Officers

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

* EDWARD S. HYMAN, Chairman and Director (4/8/45)
         International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Chairman, International Strategy & Investment Inc. (registered investment advisor), Chairman, ISI Inc. (investments) and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and registered broker-dealer), 1991-Present.

* RICHARD T. HALE, Vice Chairman and Director (7/17/45)
         Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) and Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/26)
         Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company and Director, Investment Company Capital Corp. (registered investment advisor).

JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
         37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance); Formerly, Director, AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

R. ALAN MEDAUGH, President (8/20/43)
         International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. President, International Strategy & Investment Inc., 1991-Present.

NANCY LAZAR, Vice President (8/1/57)
         International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Executive Vice President and Secretary, International Strategy & Investment Inc., 1991-Present.

CARRIE L. BUTLER, Vice President (5/1/67)
         International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., 1991-Present.

MARGARET M. BEELER, Assistant Vice President (3/1/67)
         International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., May 1996- Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995-1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/22/66)
         International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., May 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

JOSEPH A. FINELLI, Treasurer (1/24/57)
         Vice President, BT Alex. Brown Incorporated and Vice President Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

-------------------------
* A Director who is an "interested person" as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or by any of its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of four funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight other funds in the Fund Complex. Mr. Medaugh serves as a Director and President of two funds and as President of two other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. Beeler and Mr. Reilly serve as Assistant Vice Presidents of four funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

          Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

          Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1997, Independent Directors' fees attributable to the assets of the Fund totalled $11,972. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1997.


                                             COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                            Pension or                  Total Compensation From
                             Aggregate Compensation         Retirement                  the Fund and Fund Complex
                             From the Fund for the          Benefits Accrued            Payable to Directors
Name of Person,              Fiscal Year Ended              as Part of Fund             for the Fiscal Year Ended
Position                     October 31, 1997               Expenses                    October 31, 1997
--------------------------------------------------------------------------------------------------------------------
Edward S. Hyman(1)                    $0                            $0                           $0
  Chairman

Richard T. Hale(1)                    $0                            $0                           $0
  Vice Chairman

W. James Price(1,2)                   $0                            $0                           $0
  Vice Chairman

Charles W. Cole, Jr.(1,3)             $0                            $0                           $0
  Director

Truman T. Semans(1)                   $0                            $0                           $0
  Director

James J. Cunnane                      $1,993(4)                     (5)                 $39,000 for service on 13
  Director                                                                              Boards in the Fund Complex

John F. Kroeger                       $2,504(4)                     (5)                 $49,000 for service on 13
  Director                                                                              Boards in the Fund Complex

Louis E. Levy                         $1,993(4)                     (5)                 $39,000 for service on 13
   Director                                                                             Boards in the Fund Complex

Eugene J. McDonald                    $1,993(4)                     (5)                 $39,000 for service on 13
  Director                                                                              Boards in the Fund Complex

Rebecca W. Rimel                      $1,451(4)                     (5)                 $39,000 for service on 11(6)
  Director                                                                              Boards in the Fund Complex

Carl W. Vogt, Esq.                    $1,466(4)                     (5)                 $39,000 for service on 11(6)
  Director                                                                              Boards in the Fund Complex

Harry Woolf(2)                        $  574(4)                     (5)                 $ 9,750  for service on 12
  Director                                                                              Boards in the Fund Complex

----------
(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.
(2) Retired effective December 31, 1996. Mr. Woolf was appointed President of certain funds in the Fund Complex effective September 1, 1997. For serving as President, Mr. Woolf receives compensation from such funds in addition to his retirement benefits.
(3)      Resigned effective September 1, 1997.
(4) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel, $1,993, $0, $0, $1,933, $1,466, $574 and
         $1,451 was deferred pursuant to a deferred compensation plan.
(5) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1997 was approximately $19,142.
(6) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve.

          The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, and who will be paid a quarterly fee of $4,875 by the Fund

Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

          Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years and for Mr. Vogt, 2 years.


Years of Service       Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------       -----------------------------------------------------------------
                                    Chairman of Audit Committee                       Other Participants
                                    ---------------------------                       ------------------
6 years                                             $ 4,900                                 $ 3,900
7 years                                             $ 9,800                                 $ 7,800
8 years                                             $14,700                                 $11,700
9 years                                             $19,600                                 $15,600
10 years or more                                    $24,500                                 $19,500

          Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

          The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributors. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

          The Code of Ethics requires that any officer, director, or employee of the Fund, International Strategy & Investment Group, Inc. or the Advisor, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The foregoing also would apply to any officer, director or employee of ICC Distributors, Inc. that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributors may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.   INVESTMENT ADVISORY AND OTHER SERVICES

         International Strategy & Investment Inc. ("ISI" or the "Advisor") serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc.

          The Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund which varies as follows:

                                                          Incremental
                                                         Advisory Fee
                                                      (as a percentage of
Average Daily Net Assets                           Average Daily Net Assets)
------------------------                           -------------------------

Less than $100,000,000                                      0.20%
$100,000,000 - $200,000,000                                 0.18%
$200,000,001 - $300,000,000                                 0.16%
$300,000,001 - $500,000,000                                 0.14%
$500,000,001 and over                                       0.12%


          In addition, the Fund pays the Advisor 1.5% of the Fund's gross income.

          The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

          The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement was most recently approved by the Fund's Board of Directors in the foregoing manner on September 16, 1997. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment

Advisory Agreement will terminate automatically in the event of assignment. Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
                          Fiscal Year Ended October 31,
--------------------------------------------------------------------------------
       1997                         1996                           1995
--------------------------------------------------------------------------------
   $ 848,963                     $ 953,088                      $ 999,452
--------------------------------------------------------------------------------


7.   ADMINISTRATION

          Investment Company Capital Corp. provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

          The Fund compensates ICC by paying it a percentage of the Fund's average daily net assets which varies as follows:

                                                            Incremental
                                                        Administration Fee
                                                       (as a percentage of
Average Daily Net Assets                            Average Daily Net Assets)
------------------------                            -------------------------

Less than $100,000,000                                       0.10%
$100,000,000 - $200,000,000                                  0.09%
$200,000,001 - $300,000,000                                  0.08%
$300,000,001 - $500,000,000                                  0.07%
$500,000,001 and over                                        0.06%

          In addition, the Fund pays ICC .50% of the Fund's annual gross income.

          The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. Administration fees paid by the Fund to ICC for the last three fiscal years were as follows:


--------------------------------------------------------------------------------
                          Fiscal Year Ended October 31,
--------------------------------------------------------------------------------
      1997                         1996                           1995
--------------------------------------------------------------------------------
   $ 374,611                    $ 419,655                      $ 438,267
--------------------------------------------------------------------------------


          ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services".) ICC is an indirect subsidiary of Bankers Trust New York Corporation.

8.   DISTRIBUTION OF FUND SHARES

          International Strategy & Investment Group Inc. ("ISI Group") serves as distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). Prior to April 1, 1997, Armata Financial Corp. served as distributor for the ISI Shares for the same rate of compensation and on substantially the same terms and conditions as ISI Group. ICC Distributors Inc. ("ICC Distributors") serves as distributor for the Flag Investors Shares pursuant to an agreement effective August 31, 1997 ("Flag Distribution Agreement"). Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as distributor for the Flag Investors Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors. The Distribution Agreements provide that ICC Distributors (in the case of the Flag Investors Shares) or ISI Group (in the case of the ISI Shares) has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers.

          The ISI Distribution Agreement provides that the ISI Group on behalf of the ISI Shares, (i) will solicit and receive orders for the purchase of ISI Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares. Pursuant to the ISI Distribution Agreement, ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          The Flag Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Flag Investors Shares upon the terms and conditions contained in the Flag Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Flag Investors Shares;
(iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Flag Distribution Agreement. Pursuant to the Flag Distribution Agreement, ICC Distributors shall devote reasonable time and effort to effect sales of Flag Investors Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Flag Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Flag Distribution Agreement. The Flag Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

          The Distribution Agreements may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Flag Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect from year to year with respect to the Flag Investors classes of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each Flag Investors class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval (see below). The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The Flag Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997. The ISI Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors on September 16, 1997.

          ICC Distributors and ISI Group have entered into Sub-Distribution Agreements with Participating Dealers ("Participating Dealers") under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreements at any time and shall automatically terminate in the event of an assignment.

          In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors and ISI Group will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributors or the Fund's administrator or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations from various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

          As compensation for providing distribution and related administrative services under the Distribution Agreements as described above, the Fund will pay ICC Distributors for the Flag Investors Class A Shares and ISI Group for the ISI Shares, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the respective class of Shares. The Distributors expect to allocate up to all of their fees to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and related administrative services for the Flag Investors Class B Shares, under the Flag Distribution Agreement as described above, the Fund will pay ICC Distributors, on a monthly basis, an annual fee equal to 0.35% of the Flag Investors Class B Shares' average daily net assets. ICC Distributors expects to retain the entire amount of the distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Flag Investors Class B Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Flag Investors Class B Shares. (See the Prospectus). ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents.

          As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributors received fees in the following amounts:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal Year Ended October 31,
                                                  ---------------------------------------------------------------------------------
                   Class                             1997                     1996                     1995
-----------------------------------------------------------------------------------------------------------------------------------


Flag Investors Shares 12b-1 Fee                   $322,511(1)             $382,308(4)                $411,117(4)
-----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Shareholder                        $    843 (2)            $     30(4,5)                N/A
Servicing Fee (Class B Shares)
-----------------------------------------------------------------------------------------------------------------------------------
ISI Shares 12b-1 Fee                              $445,938(3)             $495,975(6)                $501,139(6)
-----------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $271,010 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $51,501.
(2) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $541 and ICC Distributors, the
         Flag Investors Shares' distributor effective August 31, 1997, received $302.
(3) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $192,508 and ISI Group, the ISI Shares' distributor effective April 1, 1997, received $253,430.
(4) Fees received by Alex. Brown, the Flag Investors Shares' distributor for the fiscal years ended October 31, 1996 and 1995.
(5) For Flag Investors Class B Shares, amounts represent fees received for the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.
(6) Fees received by Armata, the ISI Shares' distributor for the fiscal years ended October 31, 1996 and October 31 1995.


          Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors or ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ICC Distributors and ISI Group are authorized to make payments out of their fees to Participating Dealers and Shareholder Servicing Agents. The Distribution Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors on September 16, 1997.

          In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

          During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors or ISI Group pursuant to the Distribution Agreements, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

          Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors or ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than 0.35% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans in the last three fiscal years, respectively, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

          For the last three fiscal years, the Flag Investors Shares' distributor received the following commissions or contingent deferred sales charges and from such commissions or sales charges, the distributor retained the following amounts:

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Fiscal Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                   1997                              1996                             1995
                      -------------------------------------------------------------------------------------------------------------
   Class                Received         Retained         Received          Retained         Received          Retained
-----------------------------------------------------------------------------------------------------------------------------------
Flag Investors        $   40,869(1)    $   30,820(3)      $113,136(5)     $ 83,059(5)        $209,203(5)       $177,202(5)
Class A
Commissions
-----------------------------------------------------------------------------------------------------------------------------------
Flag Investors        $   13,172(2)    $    6,155(4)     $ 1,420(5,6)      $ 1,420(5,6)           N/A               N/A
Class B
Contingent
Deferred Sales
Charge
-----------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $35,148 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $5,721.
(2) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $6,492 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $6,680.
(3) Of commissions received, Alex. Brown retained $30,820 and ICC Distributors retained $0, respectively.
(4) Of sales charges received, Alex. Brown retained $6,155 and ICC Distributors retained $0, respectively.

(5) By Alex. Brown, the Flag Investors Shares' distributor for the fiscal years ended October 31, 1996 and October 31, 1995.
(6) For the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.


         For the last three fiscal years, the ISI Shares' distributor received the following commissions and from such commissions the distributor retained the following amounts:

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Fiscal Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                   1997                              1996                             1995
                     --------------------------------------------------------------------------------------------------------------
   Class                Received         Retained         Received          Retained         Received          Retained
-----------------------------------------------------------------------------------------------------------------------------------
ISI Shares           $  177,642(1)     $        0(2)     $360,356(3)       $ 53,175(3)       $635,954(3)        $53,363(3)
Commissions
-----------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $97,081 and ISI Group, the ISI Shares' distributor effective April 1, 1997 received $80,561
(2) Of commissions received, Armata retained $0 and ISI Group retained $0, respectively.
(3) By Armata, the ISI Shares' distributor for the fiscal years ended October 31, 1996 and October 31, 1995.


         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC, ISI Group or ICC Distributors.


9.   PORTFOLIO TRANSACTIONS

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S. money markets; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.


         For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, no brokerage commissions were paid by the Fund.


         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1997, the Fund held a 5.60% repurchase agreement issued by Goldman Sachs & Co. valued at $37,041,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."


10.   CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue up to 100 million Shares of its capital stock with a par value of $.001 per Share.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares (formerly known as the Flag Investors Total Return U.S. Treasury Fund Shares), Flag Investors Total Return U.S. Treasury Fund Class B Shares, Flag Investors Total Return U.S. Treasury Fund Class D Shares and ISI Total Return U.S. Treasury Fund Shares. The Flag Investors Total Return U.S. Treasury Fund Class D Shares are no longer being offered. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


11.   SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


12.   CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Effective September 22, 1997, Bankers Trust Company ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 through October 31, 1997, Bankers Trust accrued custodian fees of $4,576. Investment Company Capital Corp. has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $15.17 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1997, such fees totalled $208,105.

         ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

     Average Net Assets                       Incremental Annual Accounting Fee
     ------------------                       ---------------------------------

$          0         -    $   10,000,000                 $13,000(fixed fee)
$ 10,000,000         -    $   20,000,000                       .100%
$ 20,000,000         -    $   30,000,000                       .080%
$ 30,000,000         -    $   40,000,000                       .060%
$ 40,000,000         -    $   50,000,000                       .050%
$ 50,000,000         -    $   60,000,000                       .040%
$ 60,000,000         -    $   70,000,000                       .030%
$ 70,000,000         -    $  100,000,000                       .020%
$100,000,000         -    $  500,000,000                       .015%
$500,000,000         -    $1,000,000,000                       .005%
over $1,000,000,000                                            .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received fees of $86,088.


13.   INDEPENDENT AUDITORS


         The annual financial statements of the Fund are audited by the Fund's independent auditors, Deloitte & Touche LLP. Deloitte & Touche LLP has offices at University Square, 117 Campus Drive, Princeton, New Jersey 08540.

14.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, no shareholders owned beneficially 5% or more of the Fund's outstanding Shares, as of February 2, 1998.

         As of such date, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares of either class.


15.   PERFORMANCE AND YIELD COMPUTATIONS

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.


Total Return Calculation

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                  n
         P (1 + T) = ERV

    Where:  P =      a hypothetical initial payment of $1,000
            T =      average annual total return
            n =      number of years (1, 5 or 10)
          ERV =      ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof)of a hypothetical
                     $1,000 payment made at the beginning of the 1-,5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value for the Flag Investors Class A Shares and the ISI Shares, the maximum sales load (4.50% and 4.45%, respectively) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (2.0% for the one year period, 1.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1997 were as follows:

                                ----------------------------------------------------------------------------------------------------
                                   One-Year Period Ended               Five-Year Period Ended
                                     October 31, 1997                     October 31, 1997                     Since Inception
------------------------------------------------------------------------------------------------------------------------------------
                                                    Average                             Average                             Average
                                 Ending             Annual            Ending            Annual             Ending           Annual
                               Redeemable            Total          Redeemable           Total           Redeemable         Total
Class                             Value             Return             Value            Return              Value           Return
------------------------------------------------------------------------------------------------------------------------------------
Flag Investors
Class A Shares                  $1,040.98            4.09%           $1,399.22           6.95%            $2,066.96          8.19%
*August 10, 1988
------------------------------------------------------------------------------------------------------------------------------------
Flag Investors
Class B Shares                  $1,064.86            6.49%              N/A               N/A             $1,133.96          5.46%
*June 20, 1996
------------------------------------------------------------------------------------------------------------------------------------
ISI Shares
*August 10, 1988                $1,041.54            4.15%           $1,399.94           6.96%            $2,068.14          8.20%
------------------------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield based on the 30-day period ended October 31, 1997 was 5.31% for the Flag Investors Class A Shares, 5.32% for the ISI Shares and 5.22% for the Flag Investors Class B Shares, computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Flag Investors Class A Shares and 4.45% for the ISI Shares and a maximum contingent deferred sales charge of 2.0% for the Flag Investors Class B Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1997 was 92% and in fiscal year 1996 was 199%. The high portfolio turnover in 1996 resulted from a decision by the Advisor to lengthen the maturity of the Fund's portfolio to take advantage of an ISI forecasted declining interest rate trend.

16.  FINANCIAL STATEMENTS.

         See next page.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                         OCTOBER 31, 1997

                                                         Par            Value
Interest Rate                  Maturity Date            (000)         (Note 1)
--------------------------------------------------------------------------------
 U.S. TREASURY BONDS - 71.7%
   12.000%                         8/15/13             $35,900      $ 52,537,424
   11.750                         11/15/14              36,000        53,184,384
    7.500                         11/15/16              37,000        42,255,147
    8.875                          8/15/17               1,000         1,300,000
    9.000                         11/15/18              14,750        19,513,793
    8.875                          2/15/19              10,000        13,085,940
    8.750                          8/15/20              22,250        29,025,815
                                                                    ------------

   Total U.S. Treasury Bonds
      (Cost $210,613,472)                                            210,902,503
                                                                    ------------

 U.S. TREASURY NOTES - 5.2%
   6.375                           9/30/01              15,000        15,314,070
                                                                    ------------

   Total U.S. Treasury Notes
      (Cost $15,119,028)                                              15,314,070
                                                                    ------------

 ZERO COUPON U.S. TREASURY BONDS (S.T.R.I.P.S.) - 9.8%
   5.520*                          8/15/98              30,000        28,735,290
                                                                    ------------

   Total U.S. Treasury S.T.R.I.P.S.
      (Cost $28,701,146)                                              28,735,290
                                                                    ------------

 REPURCHASE AGREEMENTS - 12.6%
   Goldman Sachs & Co., 5.60%
      Dated 10/31/97, to repurchased on 11/3/97,
      collateralized by U.S. Treasury
      Bonds with a market value of $37,782,559.
      (Cost $37,041,000)                                37,041        37,041,000
                                                                    ------------

Total Investments in Securities - 99.3%
      (Cost $291,474,646)**                                          291,992,863

Other Assets in Excess of Liabilities, Net - 0.7%                      2,148,610
                                                                    ------------


NET ASSETS - 100.0%                                                 $294,141,473
                                                                    ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per:
      Flag Investors Class A Share
        ($122,228,931 / 12,179,428 shares outstanding)                    $10.04
                                                                          ======

      Flag Investors Class B Share
        ($838,393 / 83,601 shares outstanding)                            $10.03
                                                                          ======

      ISI Class Share
        ($171,074,149 / 17,036,448 shares outstanding)                    $10.04
                                                                          ======

Maximum Offering Price Per:
      Flag Investors Class A Share
        ($10.40 / 0.955)                                                  $10.51
                                                                          ======

      Flag Investors Class B Share                                        $10.03
                                                                          ======

      ISI Class Share
        ($10.04 / 0.9555)                                                 $10.51
                                                                          ======

----------
 * Yield as of October 31, 1997.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   For the
                                                                  Year Ended
                                                                  October 31,
--------------------------------------------------------------------------------
                                                                     1997

Investment Income (Note 1):
   Interest                                                       $19,868,979
                                                                  -----------

Expenses:
   Investment advisory fee (Note 2)                                   848,963
   Distribution fee (Note 2)                                          769,292
   Administration fee (Note 2)                                        374,611
   Transfer agent fee (Note 2)                                        208,105
   Accounting fee (Note 2)                                             86,088
   Printing and postage                                                63,992
   Legal                                                               44,942
   Custodian fee (Note 2)                                              41,752
   Miscellaneous                                                       29,139
   Audit                                                               23,999
   Directors' fees                                                     22,602
   Registration fees                                                   20,765
   Insurance                                                           11,731
                                                                  -----------
            Total expenses                                          2,545,981
                                                                  -----------
Net investment income                                              17,322,998
                                                                  -----------

Realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions                    (2,143,673)
   Change in unrealized appreciation or depreciation
     of investments                                                10,567,788
                                                                  -----------
   Net gain on investments                                          8,424,115
                                                                  -----------

Net increase in net assets resulting from operations              $25,747,113
                                                                  ===========

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                 For the Year Ended October 31,
--------------------------------------------------------------------------------
                                                      1997            1996

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                         $ 17,322,998    $ 19,964,042
   Net gain/(loss) from security transactions      (2,143,673)      3,072,425
   Change in unrealized appreciation
     or depreciation on investments                10,567,788     (11,517,095)
                                                 ------------    ------------
   Net increase in net assets
     resulting from operations                     25,747,113      11,519,372
                                                 ------------    ------------

Dividends to Shareholders from (Note 1):
Net investment income and short-term gains:
     Flag Investors Class A Shares                 (7,246,184)    (10,138,099)
     Flag Investors Class B Shares                    (17,762)           (685)
     ISI Class Shares                             (10,059,052)    (13,146,313)
   Tax return of capital distribution:
     Flag Investors Class A Shares                 (1,040,753)             --
     Flag Investors Class B Shares                     (2,606)             --
     ISI Class Shares                              (1,433,152)             --
   Distributions in excess of net investment income:
     Flag Investors Class A Shares                   (116,192)       (561,610)
     Flag Investors Class B Shares                       (291)             (8)
     ISI Class Shares                                (160,000)       (723,712)
                                                  -----------     -----------
       Total distributions                        (20,075,992)    (24,570,427)
                                                  -----------     -----------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                    15,601,057      29,511,549
   Value of shares issued in
     reinvestment of dividends                     12,541,599      14,241,221
   Cost of shares repurchased                     (77,072,611)    (64,122,099)
                                                  -----------     -----------
   Decrease in net assets derived
     from capital share transactions              (48,929,955)    (20,369,329)
                                                  -----------     -----------
   Total decrease in net assets                   (43,258,834)    (33,420,384)

Net Assets:
   Beginning of year                              337,400,307     370,820,691
                                                 ------------    ------------
   End of year                                   $294,141,473    $337,400,307
                                                 ============    ============


                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--FLAG INVESTORS CLASS A AND ISI CLASS SHARES
(For a share outstanding throughout each year)

                                                             For the Year Ended
                                                                October 31,
--------------------------------------------------------------------------------
                                                                    1997
Per Share Operating Performance:
   Net asset value at beginning of year                            $ 9.83
                                                                   ------
Income from Investment Operations:
   Net investment income                                             0.55
   Net realized and unrealized gain/(loss) on investments            0.30
                                                                   ------
   Total from Investment Operations                                  0.85
Less Distributions (Note 1):
   Distributions from net investment income
     and short-term gains                                           (0.55)
   Tax return of capital distribution                               (0.08)
   Distributions in excess of net investment income                 (0.01)
   Distributions from net realized long-term gains                     --
                                                                  -------
   Total distributions                                              (0.64)
                                                                  -------
   Net asset value at end of year                                 $ 10.04
                                                                  =======

Total Return(1)                                                      9.00%
Ratios to Average Daily Net Assets:
   Expenses                                                          0.83%
   Net investment income                                             5.62%
Supplemental Data:
   Net assets at end of year (000):
     Flag Investors Class A Shares                               $122,229
     ISI Class Shares                                            $171,074
   Portfolio turnover rate                                             92%


----------
(1) Total return excludes the effect of sales charge.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------


                                                                                  For the Year Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                      1996           1995            1994             1993
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 10.19         $ 9.22         $ 11.35          $ 10.47
                                                                    -------         ------         -------          -------
Income from Investment Operations:
   Net investment income                                               0.56           0.57            0.51             0.62
   Net realized and unrealized gain/(loss) on investments             (0.23)          1.04           (1.16)            1.12
                                                                    -------         ------         -------          -------
   Total from Investment Operations                                    0.33           1.61           (0.65)            1.74
Less Distributions (Note 1):
   Distributions from net investment income
     and short-term gains                                             (0.65)         (0.64)          (1.15)           (0.79)
   Tax return of capital distribution                                    --             --           (0.05)              --
   Distributions in excess of net investment income                   (0.04)            --              --               --
   Distributions from net realized long-term gains                       --             --           (0.28)           (0.07)
                                                                     ------        -------          ------          -------
   Total distributions                                                (0.69)         (0.64)          (1.48)           (0.86)
                                                                     ------        -------          ------          -------
   Net asset value at end of year                                    $ 9.83        $ 10.19          $ 9.22          $ 11.35
                                                                     ======        =======          ======          =======

Total Return(1)                                                        3.44%         18.09%          (6.22)%          17.33%
Ratios to Average Daily Net Assets:
   Expenses                                                            0.81%          0.80%           0.77%            0.77%
   Net investment income                                               5.69%          5.94%           4.98%            5.21%
Supplemental Data:
   Net assets at end of year (000):
     Flag Investors Class A Shares                                 $143,791       $164,206        $175,149         $224,790
     ISI Class Shares                                              $193,486       $206,615        $200,309         $232,103
   Portfolio turnover rate                                              199%           194%             68%             249%

                       See Notes to Financial Statements.

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FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--FLAG INVESTORS CLASS B SHARES
(For a share outstanding throughout each period)

                                                 For the       For the Period
                                               Year Ended     June 20, 1996(1)
                                               October 31,   through October 31,
--------------------------------------------------------------------------------
                                                  1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period        $ 9.85           $10.00
                                                 ------           ------
Income from Investment Operations:
   Net investment income                           0.56             0.22
   Net realized and unrealized gain/(loss)
     on investments                                0.23            (0.15)
                                                 ------           ------
   Total from Investment Operations                0.79             0.07
Less Distributions:
   Distributions from net investment income
     and short-term gains                         (0.56)           (0.22)
   Tax return of capital distribution             (0.04)              --
   Distributions in excess of net investment
     income                                       (0.01)              --
                                                 ------           ------
   Total distributions                            (0.61)           (0.22)
                                                 ------           ------
   Net asset value at end of period              $10.03           $ 9.85
                                                 ======           ======

Total Return(2)                                    8.49%            6.37%
Ratios to Average Daily Net Assets:
   Expenses                                        1.18%            1.40%(3)
   Net investment income                           5.24%            5.45%(3)
Supplemental Data:
   Net assets at end of period (000)             $   838          $  123
   Portfolio turnover rate                           92%             199%(3)

-------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


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


FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Total Return U.S. Treasury Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on June 3, 1988 and commenced operations August 10, 1988, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

     The Fund consists of three share classes: ISI Total Return U.S. Treasury Fund Shares ("ISI Class") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A"), which both commenced August 10, 1988, and Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B"), which commenced June 20, 1996.

     The ISI Class Shares have a 4.45% maximum front-end sales charge, the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge and the Flag Investors Class B Shares have a 2.00% maximum contingent deferred sales charge. The classes each have different distribution fees.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     A. SECURITY VALUATION -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day by an independent pricing source. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

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FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1--concluded

     B. REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.5% of the Fund's gross income.

     As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $100 million, 0.09% of the next $100 million, 0.08% of the next $100 million, 0.07% of the next $200 million and 0.06% of the amount over $500 million. In addition, the Fund pays ICC 0.50% of the Fund's gross income.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $86,088 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $208,105 for transfer agent services for the year ended October 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNCBank served as the Fund's custodian. From September 22, 1997 to October 31, 1997, the Fund accrued $4,576 in custody expenses.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets. Prior to April 1, 1997, Armata Financial Corp. served as the distributor for the ISI Class for the same compensation and on substantially the same terms and conditions as ISI Group.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--concluded

As compensation for providing distribution services for the Flag Investors classes, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets and 0.60% (including a 0.25% shareholder servicing fee) of the Flag Investors Class B Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the distributor for the Flag Investors classes for the same compensation and on substantially the same terms and conditions as ICCDistributors. For the year ended October 31, 1997, distribution fees aggregated $769,292, of which $455,938 was attributable to the ISI Class Shares, $321,332 was attributable to the Flag Investors Class A Shares and $2,022 was attributable to the Flag Investors Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $19,142, and the accrued liability was $55,193.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 100 million shares of $.001 par value capital stock (44 million Flag Investors Class A, 44 million ISI Class, 5 million Flag Investors Class B, 500,000 Flag Investors Class D and 6.5 million undesignated). Transactions in shares of the Fund were as follows:

                                          Flag Investors Class A Shares
                                       ----------------------------------
                                            For the          For the
                                          Year Ended        Year Ended
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                  490,187           914,108
Shares issued to shareholders on
   reinvestment of dividends                 499,834           580,880
Shares redeemed                           (3,438,672)       (2,986,509)
                                        ------------      ------------
Net decrease in shares outstanding        (2,448,651)       (1,491,521)
                                        ============      ============
Proceeds from sale of shares            $  4,746,207      $  8,996,345
Value of reinvested dividends              4,867,694         5,722,783
Cost of shares redeemed                  (33,514,991)      (29,396,253)
                                        ------------      ------------
Net decrease from capital share
   transactions                         $(23,901,090)     $(14,677,125)
                                        ============      ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                          Flag Investors Class B Shares
                                       ----------------------------------
                                                          For the Period
                                            For the       June 20, 1996*
                                          Year Ended          through
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                   85,484            12,460
Shares issued to shareholders on
   reinvestment of dividends                     982                34
Shares redeemed                              (15,359)               --
                                           ---------          --------
Net increase in shares outstanding            77,107            12,494
                                           =========          ========
Proceeds from sale of shares               $ 833,099          $121,164
Value of reinvested dividends                  9,591               322
Cost of shares redeemed                     (150,979)               --
                                           ---------          --------
Net increase from capital share
   transactions                            $ 691,711          $121,486
                                           =========          ========
------------
*Commencement of operations.

                                                ISI Class Shares
                                       ----------------------------------
                                            For the           For the
                                          Year Ended         Year Ended
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                1,028,342         2,043,599
Shares issued to shareholders on
   reinvestment of dividends                 787,090           865,140
Shares redeemed                           (4,455,189)       (3,510,096)
                                        ------------      ------------
Net decrease in shares outstanding        (2,639,757)         (601,357)
                                        ============      ============
Proceeds from sale of shares            $ 10,021,751      $ 20,394,040
Value of reinvested dividends              7,664,314         8,518,116
Cost of shares redeemed                  (43,406,641)      (34,725,846)
                                        ------------      ------------
Net decrease from capital share
   transactions                         $(25,720,576)     $ (5,813,690)
                                        ============      ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $256,600,289 and sales of investment securities aggregated $338,535,804 for the year ended October 31, 1997.

     On October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,251,650 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,733,433.

NOTE 5--Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares                                 $121,909,369
   Flag Investors Class B Shares                                      810,591
   ISI Class Shares                                               174,608,782
Distributions in excess of net investment income                   (1,561,813)
Accumulated net realized loss from security transactions           (2,143,673)
Unrealized appreciation of investments                                518,217
                                                                 ------------
                                                                 $294,141,473
                                                                 ============

NOTE 6--Tax Capital Loss Carryforward

     On October 31, 1997, there was a tax capital loss carryforward of $2,143,673, which expires in 2005. This carryforward will be used to offset any future net capital gains.

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--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Total Return U.S. Treasury Fund, Inc.:

     We have audited the statement of net assets of the Total Return U.S.Treasury Fund, Inc. as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 1997